ACQUISITIONS	12 Months Ended
Dec. 31, 2012
ACQUISITIONS
ACQUISITIONS
5. ACQUISITIONS

Acquisition of Six Vessels, Newlead Shipping and its Subsidiaries

On April 1, 2010, NewLead completed the 100% acquisition of six vessels (four dry bulk vessels and two product tankers) and Newlead Shipping and its subsidiaries, an integrated technical and commercial management company, pursuant to the terms of a Securities Purchase Agreement, dated March 31, 2010 (the “Purchase Agreement”), between NewLead and Grandunion. In exchange for shares of the subsidiaries acquired, NewLead assumed approximately $161,000 of bank debt, accounts payable and accrued liabilities, net of cash acquired, and paid Grandunion an additional consideration of $5,310 which consisted of $100 in cash, as well as 700,214 common shares (the “Shares”) to Grandunion, reflecting the 737,037 Shares initially issued to complete the acquisition and the subsequent cancellation of 36,823 of these Shares to maintain the aggregate consideration in accordance with the terms of the Purchase Agreement as a result of assuming a higher amount of liabilities. The Company valued the Shares issued at $7.44 per common share, which represented the market price less a discount for the Lock-Up Agreement.

The acquisition was accounted for under the acquisition method of accounting and, accordingly, the assets acquired and liabilities assumed were recorded at their fair values. The excess of the fair value of total liabilities assumed over total assets acquired and other consideration resulted in a premium (goodwill) of $14,280. The goodwill balance arose primarily as a result of the synergies existing within the acquired business and also the synergies expected to be achieved as a result of combining the six vessels and Newlead Shipping and its subsidiaries with the rest of the Company.

Direct acquisition costs of approximately $1,300 were fully expensed.

The following paragraph includes unaudited pro forma consolidated financial information and reflects the results of operations for the year ended December 31, 2010, as if the acquisition had been consummated as of January 1, 2010 and after giving effect to acquisition accounting adjustments. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what operating results would have been had the acquisition actually taken place as of January 1, 2010. In addition, these results are not intended to be a projection of future results and do not reflect any synergies that might be achieved from the combined operations. The actual results of the operations of the six vessels and the two management companies are included in the consolidated financial statements of the Company only from the date of the acquisition.

If the business combination had taken place on January 1, 2010, the Company’s operating revenues would have been approximately $112,400 for the year ended December 31, 2010, and net loss would have been approximately $107,200 for the year ended December 31, 2010 (including approximately $13,803 of loss from discontinued operations). The contribution of this business combination in the year ended December 31, 2010 since the acquisition date was as follows: (a) approximately $31,200 in operating revenues and (b) approximately $2,100 in net loss.

Acquisition of the Kentucky Property and Tennessee Property

On December 18, 2012, the Company entered into an agreement (the “Williams-CCE-Newlead Holdings APA”) with Cypress Camon Energy, LLC (“Cypress”), Cypress Camon Investment Management, LLC (“CCIM”) the minority owners of Cypress and certain third parties (together the “Owners”) to purchase:

i.     the Kentucky property ownership and mineral rights for $11,000 in promissory notes payable in their entirety in January 29, 2013.

ii.     the Tennessee property ownership and leasehold interests for $55,000 ($30,000 payable on or before February 15, 2013 and $25,000 payable on or before February 15, 2014).

In connection with the acquisitions, the Company agreed to pay CCIM $3,000 in the form of common shares of NewLead (7,500,000 shares were issued on March 28, 2013) and a ten year warrant for $6,400 in common shares of NewLead, at an exercise price of $0.40 per share, for the assignment of the acquisition contracts to NewLead. In addition, on January 1, 2013, the Company agreed to issue to J Mining & Energy Group 42,500,000 common shares as a prepayment for its assistance in supervising, securing and executing the acquisitions. The shares were issued on March 28, 2013.

Based on the agreements executed with the Owners, the Company determined that as of December 31, 2012 there has been no exchange of assets, liabilities and ownership interests and the control of the properties will remain with the Owners until closing.

As part of the Williams-CCE-Newlead Holdings Asset Purchase Agreement (APA), the Company agreed to help facilitate the December 31, 2012 closing of the Asset Purchase Agreement of the Kentucky property between Williams and Kentucky in which Kentucky transferred its ownership and mineral rights in the Kentucky property to Williams (both Williams and Kentucky are unrelated parties to the Company). In connection with sale between William and Kentucky, on December 28, 2012, the Company issued promissory notes to RJLT Investments LLC, Williams Industries LLC and Kentucky Fuel Corporation in the amount of $1,500, $2,000 and $7,500, respectively, payable in their entirety on January 29, 2013. The Company issued the promissory notes to facilitate the sale to Williams as the Company has agreed to acquire the Kentucky property from Williams on a closing date subsequent to December 31, 2012. In connection with the issuance of the promissory notes, the Company received a security interest in Kentucky property to secure the repayment of the notes, but the Company did not receive an ownership interest in, or control over, the Kentucky property.

The promissory notes that were issued on December 28, 2012 in the amount of $11,000 are reflected under Promissory notes payable in the consolidated balance sheet. The related asset is reflected under Advance for acquisition of coal property in the consolidated balance sheet.

See Note 25 for recent developments relating to this acquisition.